Business Acquisitions - Pro forma Results of Operations (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	May 31, 2019	May 31, 2018
Business Combinations [Abstract]
Pro forma net revenues	$ 3,100,364	$ 2,451,735
Pro forma net income attributable to New Oriental Education and Technology Group Inc.	$ 238,794	$ 296,697
Pro forma net income per share - basic	$ 1.51	$ 1.88
Pro forma net income per share - diluted	$ 1.50	$ 1.87